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                                                                   Exhibit 10(i)

                      SECOND AMENDMENT TO LEASE AGREEMENT


     THIS SECOND AMENDMENT TO LEASE ("Amendment") is made effective as of the 1st day of September, 1999 ("Effective Date") between HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("Landlord"), having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603, and JUST LIKE HOME, INC. and JLH SERIES I, INC., each a corporation organized under the laws of the State of Florida (collectively called "Tenant"), having its principal office located at 3655 Cortez Road, Suite 110, Bradenton, Florida 34210-3147.

                                R E C I T A L S

     A. Landlord leased to Tenant property located in Leesburg, Florida; Haines City, Florida; Lake Wales, Florida; and Orange City, Florida (collectively called "Property") pursuant to a Lease Agreement dated as of May 1, 1999 as amended by the First Amendment to Lease Agreement dated as of September 1, 1999 ("Lease"). Tenant is operating assisted living facilities (collectively called "Facility") on the Property.

     B. Tenant has requested that Landlord permit Tenant to amend the Pro Forma Statement attached as Exhibit J to the Lease based on actual operating results. In addition, Tenant has requested that HCN waive the requirement that Tenant provide a letter of credit to Landlord if Tenant is not in compliance with the Pro Forma Statement. HCN has agreed to these requests subject to the terms and conditions of this Amendment.

     NOW THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

     1.  Definitions.  Any capitalized terms not defined in this Amendment shall
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have the meaning set forth in the Lease.  Section 1.3 of the Lease is amended to add the following definitions:

     "Average Daily Census" means the number calculated by dividing the aggregate actual resident days for all of the Facilities for a specific month by the number of days contained in that month.

     "Monthly Cash Flow" means the net income of Tenant as reflected on the income statement of Tenant plus [i] the amount of the provision for depreciation and amortization; plus [ii] the amount of the provision for management fees; plus [iii] the amount of the provision for income taxes; plus [iv] the amount of the provision for interest and lease payment, if any; less [v] the amount of the provision for Rent payments.

     "Occupancy Percentage" means the percentage calculated by dividing the Average Daily Census for a month by the total number of units for all of the Facilities.

     "Working Capital Account" means an interest bearing account under the control of Landlord established with National City Bank of Cleveland into

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     which Landlord shall deposit funds received from Tenant pursuant to
     (S)15.7.

     2.  Events of Default. Section 8.1(a) of the Lease is amended to read in
         -----------------
its entirety as follows:

     (a) Tenant fails [i] to pay in full any installment of Rent under this Lease when such payment is due; [ii] to pay Landlord's attorney's fees and expenses as provided under the Settlement Agreement; [iii] to comply with
     (S)3.1, (S)4.1, (S)4.2, (S)4.4, (S)7.3.1(a)-(b), (S)15.8, (S)15.10, and
     Article 19 of this Lease; or [iv] to make the payment to Landlord as required under (S)15.7.

     3.    Financial Covenants. Section 15.7 of the Lease is amended to read in
           -------------------
its entirety as follows:

     15.7  Financial Covenants; Working Capital Account.
           --------------------------------------------

               (a)  Operating Benchmarks. At the end of each month during the
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     Lease Term, Tenant shall have achieved the Occupancy Percentage and the
     Monthly Cash Flow as shown on the Pro Forma Statement attached as Exhibit J to the Lease. For each month that Tenant is not in compliance with either the Occupancy Percentage or the Monthly Cash Flow as shown on the Pro Forma Statement, Tenant shall deliver to Landlord for deposit in the Working Capital Account an amount equal to the difference between the actual Monthly Cash Flow for such month and the budgeted Monthly Cash Flow as shown on the Pro Forma Statement for the month. For example, if the actual Monthly Cash Flow for November, 1999 is a negative $50,000.00, the amount payable to Landlord would be $10,488.00.

               (b)  Use of Working Capital Account Funds. All funds delivered to
                    ------------------------------------
     Landlord pursuant to this section shall be deposited in the Working Capital Account. All interest accrued on the Working Capital Account shall be deemed to be income of Tenant and shall be so reported for tax purposes. Withdrawals from the Working Capital Account shall be permitted solely for working capital purposes and only upon the prior written consent of Landlord, which consent shall not be unreasonably withheld. The Working Capital Account shall be subject to the terms and conditions of a Cash Collateral Security Agreement acceptable to Landlord. Provided that no monetary Event of Default has occurred under the Lease, the Working Capital Account, including accrued interest, shall be released to Tenant upon the earlier to occur of [i] the purchase of the Properties by Tenant pursuant to the terms of the Lease, or [ii] the Expiration Date of the Lease.

     4.  Initial Deposit to Working Capital Account. Upon execution of this
         ------------------------------------------
Amendment, Tenant shall deposit in the Working Capital Account the amount of $72,000.00.

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     5.  Monitoring Reports.  Tenant shall deliver weekly reports to Landlord by
         ------------------
Tuesday of each week showing [i] each Facility's current actual daily census compared to the budgeted Average Daily Census; and [ii] a flash report including, by Facility, marketing activities, inquiries, tours, deposits received, move-ins, and move-outs. Tenant shall deliver to Landlord monthly by the 20th day of each month, a report of Monthly Cash Flow, including budget versus actual.

     6.  Pro Forma Statement.  Exhibit J of the Lease, Pro Forma Statement, is
         -------------------
amended to substitute the Exhibit J attached hereto and made a part hereof.

     7.  Affirmation. Except as specifically modified by this Amendment, the
         -----------
terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

     8.  Binding Effect.  This Amendment shall be binding upon and inure to the
         --------------
benefit of the successors and permitted assigns of Landlord and Tenant.

     9.  Further Modification. The Lease may be further modified only by a
         --------------------
writing signed by Landlord and Tenant.

     10. Counterparts.  This Amendment may be executed in multiple counterparts,
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each of which shall be deemed an original hereof.


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          IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

Signed and acknowledged
in the presence of:                   HEALTH CARE REIT, INC.

Signature_______________________      By:__________________________________
Print Name______________________
                                               Title:______________________
Signature_______________________
Print Name______________________

                                      JUST LIKE HOME, INC.

Signature_______________________      By:__________________________________
Print Name______________________
                                               Title:______________________
Signature_______________________
Print Name______________________

                                      JLH SERIES I, INC.

Signature_______________________      By:__________________________________
Print Name______________________
                                               Title:______________________
Signature_______________________
Print Name______________________


THIS INSTRUMENT PREPARED BY:
Cynthia L. Rerucha, Esq.
Shumaker, Loop & Kendrick, LLP
1000 Jackson Street
Toledo, Ohio 43624

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                        EXHIBIT J:  PRO FORMA STATEMENT


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Date                            Nov-99            Dec-99           Jan-00
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Occupancy Percentage             59%                60%              63%
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Monthly Cash Flow             ($39,512)         ($18,449)         ($11,000)
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